SUPPLEMENT DATED JANUARY 4, 2008
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2007
                                       OF
                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                   (Templeton Foreign Smaller Companies Fund)

The Statement of Additional Information is amended as follows:

I. The section entitled "Management and Other Services," beginning on page 25, is supplemented with the following:

At a meeting held on January 4, 2008, shareholders of the Fund approved the Investment Management Agreement between the Fund and Franklin Templeton Investments Corp. (FTIC) and the Sub-Advisory Agreement between FTIC and Templeton Investment Counsel, LLC. The Investment Management Agreement and the Sub-Advisory Agreement will have terms not to exceed two (2) years, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust), or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the Agreement.

                Please keep this supplement for future reference.